SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Commission file number 001-12211

Date of report (Date of earliest event reported): MAY 18, 1999

                       ECHELON INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        FLORIDA                     59-2554218
              ----------------------------       ------------------
              (State or other jurisdiction        (IRS Employer
                    of incorporation)            Identification No.)


      450 CARILLON PARKWAY, SUITE 200, ST. PETERSBURG, FL      33716
      ---------------------------------------------------    ---------
            (Address of principal executive offices)         Zip code)


                                 (727) 803-8200
                          -------------------------------
                         (Registrants telephone number)


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ITEM 5.  OTHER EVENTS.

Effective May 18, 1999, the Board of Directors of Echelon International Corporation expanded to seven and elected Stephen R. Blank, to serve as a member of the Echelon Board. Mr. Blank is a Senior Fellow, Finance, with the Urban Land Institute ("ULI"), a non-profit education and research institute which studies land use and real estate development policy and practice. In addition to his duties at the ULI, he is an Adjunct Professor of Real Estate for Columbia University's Executive MBA program.

Mr. Blank also sits on the Board of Directors of Cavanaughs Hospitality Corporation, and is a Trustee of the Ramco-Gershenson Properties Trust and Atlantic Realty Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 ECHELON INTERNATIONAL CORPORATION
                                 ---------------------------------
                                              Registrant

Date:                             By:  /s/ SUSAN G. JOHNSON
     ---------                         ------------------------
                                       SUSAN G. JOHNSON, Esq.
                                       Senior Vice President, Corporate Counsel
                                         and Corporate Secretary